Exhibit 25-A

                                    FORM T-1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                               -------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)
                               -------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)


                       New York                                  13-3818954
            (Jurisdiction of incorporation                    (I.R.S. employer
             if not a U.S. national bank)                   identification No.)

                 114 West 47th Street                            10036-1532
                     New York, NY                                (Zip Code)
                 (Address of principal
                  executive offices)

                               -------------------
                      Jersey Central Power & Light Company
               (Exact name of obligor as specified in its charter)

                      New Jersey                                 21-0485010
           (State or other jurisdiction of                   (I.R.S. employer
            incorporation or organization)                  identification No.)

             2800 Pottsville Pike
                 Reading, Pennsylvania                                19605
       (Address of principal executive offices)                    (Zip Code)
                               -------------------
                                 % Senior Notes
                       (Title of the indenture securities)
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                                  GENERAL

1.  General Information

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Federal  Reserve  Bank of New York (2nd  District),  New York,  New
         York
              (Board of Governors of the Federal Reserve System)
         Federal Deposit Insurance Corporation, Washington, D.C.
         New York State Banking Department, Albany, New York

    (b) Whether it is authorized to exercise corporate trust powers.

         The trustee is authorized to exercise corporate trust powers.

2.  Affiliations with the Obligor

    If the obligor is an affiliate of the trustee, describe each such affiliation.

         None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

    Jersey Central Power & Light Company currently is not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.


16. List of Exhibits

      T-1.1   --  Organization  Certificate,   as  amended,  issued  by  the
                  State  of  New  York   Banking   Department   to  transact
                  business  as  a  Trust   Company,   is   incorporated   by
                  reference   to   Exhibit   T-1.1  to  Form  T-1  filed  on
                  September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

      T-1.2   --  Included in Exhibit T-1.1.

      T-1.3   --  Included in Exhibit T-1.1.


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16. List of Exhibits
      (cont'd)

      T-1.4   --  The By-Laws of United  States  Trust  Company of New York,
                  as  amended,  is  incorporated  by  reference  to  Exhibit
                  T-1.4 to Form T-1  filed on  September  15,  1995 with the
                  Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990
                  (Registration No.
                  33-97056).

      T-1.6   --  The  consent of the trustee  required by Section  321(b) of the  Trust  Indenture  Act of 1939,  as  amended  by the Trust
                  Indenture Reform Act of 1990.

      T-1.7   --  A copy of the latest  report of  condition  of the  trustee pursuant to law or the requirements of its supervising or examining authority.

NOTE

As of May 12, 1999, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                               -------------------

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 13th day of May, 1999.

                                                UNITED STATES TRUST COMPANY
                                                      OF NEW YORK, Trustee

                                                By:
                                                    ------------------------
                                                      Louis P. Young
                                                      Vice President

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                                                Exhibit T-1.6
                                                -------------

     The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036


January 7, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




                                Very truly yours,


                                UNITED STATES TRUST COMPANY
                                   OF NEW YORK


                                          /s/Gerard F. Ganey
                                    -----------------------------
                                By:   Gerard F. Ganey
                                      Senior Vice President



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                                                      EXHIBIT T-1.7
                                                      -------------

                  UNITED STATES TRUST COMPANY OF NEW YORK
                    CONSOLIDATED STATEMENT OF CONDITION
                             DECEMBER 31, 1998
                              ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks                                    $  104,220

Short-Term Investments                                        207,292

Securities, Available for Sale                                578,874

Loans                                                       2,061,582
Less:  Allowance for Credit Losses                             17,199
                                                           ----------
    Net Loans                                               2,044,383
Premises and Equipment                                         58,263
Other Assets                                                  124,079
                                                           ----------
    Total Assets                                           $3,117,111
                                                           ==========

LIABILITIES
Deposits:
    Non-Interest Bearing                                   $  709,221
    Interest Bearing                                        1,908,861
                                                           ----------
       Total Deposits                                       2,618,082

Short-Term Credit Facilities                                  170,644
Accounts Payable and Accrued Liabilities                      146,324
                                                           ----------
    Total Liabilities                                      $2,935,050
                                                           ==========

STOCKHOLDER'S EQUITY
Common Stock                                                   14,995
Capital Surplus                                                53,041
Retained Earnings                                             111,402
Unrealized Gains on Securities
     Available for Sale (Net of Taxes)                          2,623
                                                           ----------

Total Stockholder's Equity                                    182,061
                                                           ----------
    Total Liabilities and
     Stockholder's Equity                                  $3,117,111
                                                           ==========

I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, Managing Director & Controller

February 1, 1999
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